UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 30, 2020
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 5, 2020, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2020, the Registrant accelerated the vesting (the "Acceleration") of part of an award of restricted Class A ordinary shares (the “Award”) that was previously granted to Simon Burton, a member of the Registrant’s Board of Directors and the Chief Executive Officer, that was subject to performance-based vesting criteria not based on the market price for the Class A ordinary shares. In connection with the Acceleration, the Award was amended and restated (the “Amended Award”). Pursuant to the Amended Award, and as a result of the Acceleration, 72,545 Class A ordinary shares vested on July 30, 2020. The remainder of the Amended Award is still subject to performance-based vesting criteria not based on the market price for the Class A ordinary shares.

The foregoing summary of the Amended Award does not purport to be complete and is qualified in its entirety by reference to the Amended Award, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1Amended and Restated Restricted Stock Award Agreement dated July 30, 2020, by and between Greenlight Capital Re, Ltd and Simon Burton.

99.1Earnings press release, "GREENLIGHT RE ANNOUNCES SECOND QUARTER 2020 FINANCIAL RESULTS", dated August 5, 2020, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	August 5, 2020